UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2014

Date of reporting period:  May 31, 2014

Item 1. Reports to Stockholders.

Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

May 31, 2014

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3
EXPENSE EXAMPLES	8
INVESTMENT HIGHLIGHTS	10
SCHEDULES OF INVESTMENTS	16
SCHEDULE OF OPTIONS WRITTEN	19
STATEMENTS OF ASSETS AND LIABILITIES	29
STATEMENTS OF OPERATIONS	30
STATEMENTS OF CHANGES IN NET ASSETS	31
FINANCIAL HIGHLIGHTS	33
NOTES TO FINANCIAL STATEMENTS	37
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
NOTICE OF PRIVACY POLICY & PRACTICES	49
ADDITIONAL INFORMATION	50

Dear Shareholder of the M.D. Sass Equity Income Plus Fund,

We are pleased to provide you with our first annual report for the M.D. Sass Equity Income Plus Fund, which was launched on June 28, 2013.

Performance

MDEIX returned +13.83% for the 11-month period ended May 31, 2014 (MDEPX returned +13.58% over the same period without the load; +7.05% inclusive of the load).  This is in-line with the CBOE S&P 500 BuyWrite Index (BXM) which returned +13.87% over the same time period. Importantly, our results include a performance drag of about 3.6% from the purchase of S&P 500 index puts, as a potential hedge against a share market decline, which the BXM Index does not have. Therefore, we believe that our results are even more compelling relative to the benchmark on a risk-adjusted basis.

The top positive stock contributors for the 11 month period since inception through May 31, 2014 were: 1) Delta Air Lines Inc. (DAL), 2) Williams Cos Inc. (WMB), and 3) Apple Inc. (AAPL).  Primary detractors for the same period were: 1) ADT Corp. (ADT), 2) Apollo Global Management (APO), and 3) Newmont Mining Corp.

Portfolio Characteristics

Looking forward, we believe the Fund can potentially benefit from the potential cash flow generation of the portfolio in 2014 given its focus on attractively valued stocks with high and potentially growing dividends, attractive call premiums, and relatively “cheap” index puts.  As of May 31, 2014, the net cash flow, before fund expenses, was 11.5%, comprised of the following:

Fund Cash Flow Characteristics as of May 31, 2014:
Call Premium:	9.6%	30-day SEC Yield	Subsidized	Unsubsidized
Dividend Yield:	3.0%	MDEIX	2.43%	2.08%
Cost of Puts:	-1.2%	MDEPX	1.97%	1.64%
Net Cash Flow	11.5%

Additionally, with implied volatility at historically low levels, we opportunistically purchased more index put options to hedge against a steep market correction. The characteristics of the portfolio’s puts were as follows as of May 31, 2014:

Weighted Average Downside to Put Strike:	-11%
Weighted Average Days until Expiry of Puts:	194
Percentage of Portfolio Value Covered:	73%

Market Environment for the M.D. Sass Equity Income Plus Strategy

We believe that the current market environment suits our strategy for several reasons:

1.
Correlations have decreased: Post-crisis, the market went through an extended period of high correlation – in other words, stocks were moving together based on macro sentiment rather than on the individual stock fundamentals.  We have now entered a period of low correlation which, we believe, is opportune for stock pickers like ourselves.

2.
Hedging with puts has been “cheap”: The VIX index is a measure of implied volatility in option prices. The lower the VIX, the more likely options will trade with lower embedded premiums. With the VIX under 12 as of this writing, we believe the puts in the portfolio are a cheap hedge against a market downturn.

3.
Yield is scarce: In this low interest rate environment, investors demand yield but are concerned about bearing too much interest rate risk. We believe high dividend yielding stocks with growing dividends offer an attractive alternative to yield starved investors. Increased demand for growing, high-dividend yielding stocks may also bode well for the Fund’s long equity investments.

We appreciate the confidence our shareholders have placed in us.

Past performance is not a guarantee of future results.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies. The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

CBOE S&P 500 BuyWrite Index (BXM): The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  One cannot invest directly in an index.

S&P 500 Index: The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.  One cannot invest directly in an index.

Dividend Yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price.  In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Weighted Average Downside to Put Strike: The amount which a reference security must decline for a put to have value.

The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days.  It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements.  The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

This Fund is distributed by Quasar Distributors, LLC.

Dear Shareholder of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund,

Morningstar Announcement:

We are pleased to announce that the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (Institutional Class ticker: MDSIX; Retail Class ticker: MDSHX) has received a 4 Star Overall Rating from Morningstar within the Short-Term Government category out of 128 funds based on the Fund’s risk-adjusted return profile as of June 30th, 2014, MDSIX’s three year anniversary.

MDSIX and MDSHX aim to be value-added alternatives to money-market securities, certificates of deposit, and corporate, municipal and other government bonds by targeting 100% in the highest yielding U.S. Government and U.S. Government Agency-Backed securities with 1 to 3 year durations; thereby investing only in high quality securities and seeking to reduce interest rate risk.  Through June 30th, MDSIX returned +1.18% year-to-date, +1.36% over the last 12 months, and +1.37% annualized over the last three years (net of the Fund’s 0.59% gross expense ratio); ranking in the 14th percentile out of 128 funds in the Morningstar category based on total return over the three year period and in the 23rd percentile out of 136 funds over the one year period. Through June 30th, MDSHX returned +1.08% year-to-date, +1.11%% over the last 12 months, and +0.62% annualized since inception (12/30/11) (net of the Fund’s 0.85% gross expense ratio); ranking in the 24th percentile out of 128 funds in the Morningstar category based on total return over the three year period and in the 31st percentile out of 136 funds over the one year period.  Notably, the Morningstar Short-Term Government category includes funds that do allocate to non-government securities and that have substantially longer durations than the Fund.  The Fund’s Sharpe ratio (1.23 vs 0.58) and Sortino ratio (2.98 vs. 1.06), both measures of risk-adjusted performance (the higher the numbers the better), more than doubled the category average over the last three years.  MDSIX and MDSHX build on M.D. Sass’ 21 year record of managing similar fixed income portfolios for substantial institutional investors.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-637-3863.

The Fund’s returns have been driven by its strong relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows and to sell them if and when they become fairly valued.  At 6/30/14, MDSIX’s 30 Day SEC Yield was +3.02% compared to the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index’s +0.45% yield.  These returns and yields were also produced while maintaining a focus on short-term securities.  The Fund’s Effective Duration at 6/30/14 was 1.93 years.

Performance Review:

Non-Treasury fixed income sectors underperformed Treasuries during the second half of 2013 as the market repriced higher interest rates anticipating the onset of Federal Reserve (the “Fed”) tapering.  While the starting of tapering in January was sooner than the market expected, the Fed’s introduction of enhanced forward guidance supported demand for short duration fixed income assets.

Weather-related weakness in Q1 U.S. economic data, geopolitical tensions around the Ukraine situation, and expectations of further European Central Bank (“ECB”) policy easing all contributed to demand for high quality fixed income assets such as Agency Mortgage Backed Securities (“MBS”) year to date.  Amidst this volatility, the cash flows from our MBS holdings have remained stable, which we believe will be the ultimate driver of the Fund’s returns over time.

Market Review:

Concerns over the Fed’s quantitative easing exit sparked a major sell-off across global fixed income markets in the summer of 2013, even as the slowdown in China and ongoing sluggishness in Europe presented headwinds for global growth and supported lower global yields.  Interest rates subsequently retraced in September given the Fed’s decision to delay the tapering of the quantitative easing program.  By December, the Fed announced the pace of the large asset purchase program would decline to $75 billion per month beginning in January, reducing both Treasury and Agency MBS purchases by $5 billion each, and that the purchases would likely be cut at a “measured” pace at each meeting.  Importantly, the Fed accompanied the tapering with enhanced forward guidance stating that “it will likely be appropriate to maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the Federal Open Market Committee’s (“FOMC”) 2% longer-run goal”.

Treasury yields declined during the early part of Q1, due to weaker than expected U.S. economic data as related to severe weather conditions, and against a backdrop of escalating capital outflows in emerging markets.  Interest rates rose sharply in March in the aftermath of the less dovish communication from the FOMC.  Higher policy rate forecasts and the adoption of a more data dependent approach to forward guidance led to significant yield curve flattening.  Fed Chair Yellen’s press conference on March 19 and the FOMC’s minutes released in April alleviated market concerns over the future Fed policy path by stating that the committee anticipates keeping the target federal funds rate below levels viewed as normal in the longer run even after employment and inflation are near mandate-consistent levels.

U.S. Treasury yields declined further in May and June, extending the decrease in levels since the beginning of the year as the market expected that the normalization of policy rates would proceed at a slow pace, and reach a lower than usual neutral rate.  Although U.S. economic data had improved, with nonfarm payrolls up above 200,000 on average in Q2, and the U-3 unemployment rate at 6.3% as of June, the market generally regarded the acceleration in U.S. economic activity as a payback for the weak first quarter.  Indeed, Q1 Gross Domestic Product (GDP) growth was revised lower to -2.9% from 0.1%, and headline inflation such as the PCE deflator remained under the Fed’s target.  Meanwhile, global yields were also supported by the ECB adoption of additional monetary steps, including a series of targeted longer-term refinancing operations (TLTROs), to ward off deflationary threat.

Market Outlook:

All factors considered, we remain optimistic on the relative performance of U.S. Agency MBS going forward:

1.	Attractive Valuations: In our view, the U.S. Agency MBS sector offers attractive valuations relative to U.S. Treasuries.

2.
Limited high quality investment alternatives:  The spectrum of high quality type investments with any viable income is very limited in our opinion.  The latest Government-Sponsored Enterprise (“GSE”) reform proposal, the Johnson-Crapo draft, includes provisions of explicit government guarantee on existing GSE MBS and debt.

3.
Federal Reserve Sponsorship:  Assuming the Fed continues to taper its MBS purchases, it should still be a net buyer of over $100bn agency MBS for the remainder of the year.  Notwithstanding the tapering, the Fed’s System Open Market Account portfolio holds more than  $1.5trillion in Agency MBS as of May 28, 2014 (per the New York Federal Reserve, http://www.newyorkfed.org/markets/soma/sysopen_accholdings.html), and the potential of holding these securities indefinitely per the latest Fed communications constitutes a strong technical for the sector.

4.
Supply/Demand Considerations:  We expect lower net issuance in 2014 relative to 2013 given higher mortgage rates.  On the demand side, the risk-based capital ratio (part of the Basel III regulatory capital regime) should focus banks’ buying of high quality risk-weighted assets such as Agency MBS, offsetting Federal Reserve tapering.

5.
Policy tailwinds:  The current discussion of GSE reform, including the Johnson-Crapo proposal, the creation of a new “Federal Mortgage Insurance Corporation”, and the pricing of GSE credit risk-sharing transactions, all indicates, in our opinion, the policymakers’ clear intention of reducing the role of the GSE’s, inducing an element of scarcity to issuance patterns of U.S. Agency MBS and potentially supporting relative yield spreads in this sector.

6.	Relative Sector Value: The significant tightening of credit spreads vs. Agency MBS.

7.
Global Macro-economic Uncertainties: Agency MBS has continued to act as a perceived “safe haven” investment sector due to economic headwinds including weak organic economic growth in both the developed markets (e.g. Europe) and emerging markets countries (e.g. China), and geopolitical risks.

Past performance is not a guarantee of future results.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  However, this Fund only intends to invest in 1 to 3 year duration securities.  Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity.  The federal government guarantees interest payments from government securities while the Fund offers no such guarantee.  Government securities, if held to maturity, guarantee the timely payment of principal and interest.

For each fund with at least a three-year history, Morningstar Calculates a Morningstar Rating™ (based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 starts, the next 22.5% receive 4 stars, the next 35%  receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations on the distribution percentages.)  The M.D. Sass 1-3 Year Duration U.S. Agency Bond  Fund received 4 stars among 128 Short-Term Government  funds for the 3 year period ending 06/30/2014.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category.  The highest percentile rank is 1 and the lowest is 100.  It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

©2014 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future performance.

Morningstar Short-Term Government Funds Category: The Morningstar Short-Term Government Funds Category consists of funds with at least 90% of their bond portfolios invested in government issues with a duration of greater than or equal to one year and less than 3.5 years, or average effective maturity of greater than or equal to one year and less than four years.

Sharpe Ratio:  The Sharpe Ratio is a way to examine the performance of an investment by adjusting for its risk.  The ratio measures the excess return (or risk premium) per unit of standard deviation, typically referred to as risk.

Sortino Ratio: The Sortino Ratio is a modification of the Sharpe ratio that differentiates negative volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.  The Sortino ratio subtracts the risk-free rate of return from the portfolio’s return, and then divides that by the downside deviation.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index:  An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.  One cannot invest directly in an index.

Duration:  A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.  Duration is expressed as a number of years.  Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

PCE Deflator:  Also known as PCE price index is an indicator of the increase/decrease in prices for all domestic personal consumption.

This Fund is distributed by Quasar Distributors, LLC.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses.  These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  If you purchase Retail Class shares of the Equity Income Plus Fund you will pay a maximum initial sales charge of 5.75% when you invest.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the examples.  The examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$1,036.70	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78

Retail Class
Actual	$1,000.00	$1,034.40	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54

(1)	The period is December 1, 2013 – May 31, 2014.
(2)
Expenses for the Institutional Class and Retail Class are equal to the annualized expense ratio of 0.75% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Funds
Expense Example (Continued)
(Unaudited)

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$1,008.50	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

Retail Class
Actual	$1,000.00	$1,007.40	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

(1)	The period is December 1, 2013 – May 31, 2014.
(2)
Expenses for the Institutional Class and Retail Class are equal to the annualized expense ratio of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Adviser believes are undervalued.  The Adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of May 31, 2014 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*  Written Options (3.36)%

Continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2014
Since
Inception
(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	13.83%
CBOE S&P 500 BuyWrite Index	13.87%
S&P 500 Index	22.09%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

M.D. Sass Equity Income Plus Fund – Retail Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2014(1)
Since
Inception
(6/28/13)
M.D. Sass Equity Income Plus Fund
Retail Class (with sales charge)	7.05%
Retail Class (without sales charge)	13.58%
CBOE S&P 500 BuyWrite Index	13.87%
S&P 500 Index	22.09%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75%.  Returns without sales charge do not reflect the current maximum sale charge.  Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities (“MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by U.S. Government and Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of May 31, 2014 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns – As of May 31, 2014
		Since
	One	Inception
	Year	(6/30/11)
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class	1.14%	1.40%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.73%	0.66%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $100,000 Investment

*  Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns – As of May 31, 2014
		Since
	One	Inception
	Year	(12/30/11)
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class	0.79%	0.60%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.73%	0.52%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

May 31, 2014

	Shares	Value
COMMON STOCKS* – 95.88%
Airlines – 4.82%
Delta Air Lines, Inc.	87,700	$3,500,107
Chemicals – 1.03%
Rockwood Holdings, Inc.	9,800	748,426
Commercial Services & Supplies – 4.36%
ADT Corp.	98,500	3,171,700
Computers & Peripherals – 3.17%
Apple, Inc.	3,640	2,304,120
Consumer Finance – 4.56%
Capital One Financial Corp.	42,000	3,313,380
Energy Equipment & Services – 4.44%
Schlumberger Ltd.(a)(b)	31,000	3,225,240
Food & Staples Retailing – 4.35%
CVS Caremark Corp.	40,400	3,164,128
Food Products – 2.29%
Mondelez International, Inc.	44,300	1,666,566
Health Care Equipment & Supplies – 1.88%
Baxter International, Inc.	18,400	1,369,144
Health Care Providers & Services – 2.73%
WellPoint, Inc.	18,300	1,982,988
Hotels, Restaurants & Leisure – 4.20%
Apollo Global Management, LLC	122,800	3,049,124
Insurance – 11.92%
Hartford Financial Services Group, Inc.	67,400	2,335,410
MetLife, Inc.	61,600	3,137,288
Prudential Financial, Inc.	38,800	3,187,808
		8,660,506
Media – 13.31%
AMC Entertainment Holdings, Inc.	91,000	2,062,970
CBS Corp.	29,800	1,776,378
Nexstar Broadcasting Group, Inc. – Class A	48,600	2,257,956
Sinclair Broadcast Group, Inc. – Class A	120,800	3,573,264
		9,670,568
Oil, Gas & Consumable Fuels – 7.39%
Occidental Petroleum, Corp.	18,500	1,844,265
Williams Companies, Inc.	75,000	3,522,000
		5,366,265

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2014

	Shares	Value
COMMON STOCKS* – 95.88% (Continued)
Paper & Forest Products – 3.11%
International Paper Co.	47,400	$2,257,662
Pharmaceuticals – 9.51%
Pfizer, Inc.	60,500	1,792,615
Sanofi – ADR	47,600	2,537,080
Teva Pharmaceutical Industries Ltd. – ADR	51,100	2,580,039
		6,909,734
Specialty Retail – 6.08%
Foot Locker, Inc.	40,800	1,965,744
Williams-Sonoma, Inc.	36,600	2,449,272
		4,415,016
Technology Hardware, Storage & Peripherals – 2.49%
Western Digital Corp.	20,600	1,809,710
Thrifts & Mortgage Finance – 4.24%
Home Loan Servicing Solutions Ltd.(a)	138,000	3,077,400
TOTAL COMMON STOCKS (Cost $63,290,525)		69,661,784

REAL ESTATE INVESTMENT TRUSTS – 3.58%
Gaming & Leisure Properties, Inc.	77,512	2,601,303
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,168,087)		2,601,303

	Contracts
PURCHASED OPTIONS – 0.65%
Put Options – 0.65%
SPDR S&P 500 ETF Trust
Expiration: June 2014, Exercise Price: $165.00	1,150	4,600
Expiration: September 2014, Exercise Price: $169.00	670	69,010
Expiration: December 2014, Exercise Price: $165.00	450	93,600
Expiration: December 2014, Exercise Price: $174.00	850	306,850
TOTAL PURCHASED OPTIONS (Cost $1,179,187)		474, 060

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2014

	Shares	Value
SHORT-TERM INVESTMENTS – 2.95%
First American U.S. Treasury Money Market Fund, 0.000%(b)	2,143,732	$2,143,732
TOTAL SHORT-TERM INVESTMENTS (Cost $2,143,732)		2,143,732

TOTAL INVESTMENTS (Cost $69,781,531) – 103.06%		74,880,879
Liabilities in Excess of Other Assets – (3.06)%		(2,224,691)
TOTAL NET ASSETS – 100.00%		$72,656,188

*	All or a portion of these securities may be subject to call options written.
(a)	Foreign issued security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2014.
ADR  American Depositary Receipt

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Options Written

May 31, 2014

	Contracts	Value
CALL OPTIONS
ADT Corp.
Expiration: July 2014, Exercise Price: $33.00	985	$73,875
AMC Entertainment Holdings, Inc.
Expiration: June 2014, Exercise Price: $22.50	570	39,900
Expiration: June 2014, Exercise Price: $25.00	340	3,400
Apollo Global Management, LLC
Expiration: June 2014, Exercise Price: $30.00	110	275
Expiration: September 2014, Exercise Price: $27.50	210	14,175
Expiration: September 2014, Exercise Price: $35.00	100	1,250
Expiration: September 2014, Exercise Price: $37.50	808	10,100
Apple, Inc.
Expiration: August 2014, Exercise Price: $610.00	36	147,600
Baxter International, Inc.
Expiration: August 2014, Exercise Price: $70.00	184	85,560
Capital One Financial Corp.
Expiration: June 2014, Exercise Price: $75.00	420	170,100
CBS Corp.
Expiration: June 2014, Exercise Price: $70.00	298	2,980
CVS Caremark Corp.
Expiration: August 2014, Exercise Price: $77.50	404	103,020
Delta Air Lines, Inc.
Expiration: June 2014, Exercise Price: $36.00	756	302,400
Expiration: September 2014, Exercise Price: $40.00	121	33,638
Foot Locker, Inc.
Expiration: August 2014, Exercise Price: $49.00	408	53,040
Gaming & Leisure Properties, Inc.
Expiration: October 2014, Exercise Price: $40.00	775	9,687
Hartford Financial Services Group, Inc.
Expiration: December 2014, Exercise Price: $36.00	674	102,448
Home Loan Servicing Solutions Ltd.(a)
Expiration: July 2014, Exercise Price: $22.50	1,380	62,100
International Paper Co.
Expiration: July 2014, Exercise Price: $49.00	474	19,434
MetLife, Inc.
Expiration: September 2014, Exercise Price: $55.00	616	55,440
Mondelez International, Inc.
Expiration: September 2014, Exercise Price: $36.00	443	98,125
Nexstar Broadcasting Group, Inc.
Expiration: June 2014, Exercise Price: $50.00	486	34,020
Occidental Petroleum Corp.
Expiration: August 2014, Exercise Price: $100.00	185	51,800
Pfizer, Inc.
Expiration: August 2014, Exercise Price: $32.00	605	12,100
Prudential Financial, Inc.
Expiration: September 2014, Exercise Price: $87.50	388	64,408
Rockwood Holdings, Inc.
Expiration: August 2014, Exercise Price: $75.00	98	43,120

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Options Written (Continued)

May 31, 2014

	Contracts	Value
CALL OPTIONS (Continued)
Sanofi
Expiration: June 2014, Exercise Price: $55.00	361	$5,054
Expiration: September 2014, Exercise Price: $55.00	115	16,100
Schlumberger Ltd.(a)
Expiration: January 2015, Exercise Price: $105.00	310	156,240
Sinclair Broadcast Group, Inc.
Expiration: June 2014, Exercise Price: $35.00	1,208	13,288
Teva Pharmaceutical Industries Ltd.
Expiration: September 2014, Exercise Price: $52.50	511	106,288
WellPoint, Inc.
Expiration: June 2014, Exercise Price: $100.00	183	146,766
Western Digital Corp.
Expiration: January 2016, Exercise Price: $87.50	124	163,060
Expiration: January 2016, Exercise Price: $90.00	82	99,015
Williams Companies, Inc.
Expiration: November 2014, Exercise Price: $48.00	750	139,500
Williams-Sonoma, Inc.
Expiration: November 2014, Exercise Price: $72.50	366	74,115
TOTAL CALL OPTIONS		2,513,421
TOTAL OPTIONS WRITTEN (Premiums received $2,148,672)		$2,513,421

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93%
Fannie Mae – Aces
2012-M9, 4.228%, 12/25/2017 (a) (c)	$13,000,403	$1,526,987
Fannie Mae Pool
323936, 7.000%, 09/01/2014	2,329	2,340
735794, 7.000%, 06/01/2017	14,380	14,938
545825, 6.000%, 07/01/2017	15,210	15,928
670372, 6.000%, 09/01/2017	78,149	81,958
254443, 6.000%, 09/01/2017	43,966	46,497
254473, 5.500%, 10/01/2017	196,904	209,116
755513, 4.000%, 11/01/2018	45,540	48,488
555872, 5.000%, 11/01/2018	30,623	32,551
745498, 7.000%, 11/01/2018	7,993	8,342
889972, 7.000%, 11/01/2018	2,165	2,252
725098, 5.500%, 12/01/2018	191,683	203,676
255208, 4.000%, 04/01/2019	434,792	463,444
255176, 4.500%, 04/01/2019	63,140	67,253
725352, 4.500%, 04/01/2019	675,818	719,156
761402, 4.500%, 05/01/2019	56,685	60,377
725527, 5.500%, 05/01/2019	51,558	54,781
255273, 4.500%, 06/01/2019	40,429	43,063
725792, 4.500%, 08/01/2019	94,044	100,163
725707, 5.000%, 08/01/2019	330,904	354,125
725993, 6.000%, 09/01/2019	106,708	112,661
735990, 4.500%, 11/01/2019	201,142	214,229
357695, 4.500%, 01/01/2020	198,174	211,285
255547, 4.500%, 01/01/2020	317,439	338,159
995182, 5.500%, 06/01/2020	64,689	68,734
AB1233, 4.000%, 07/01/2020	748,116	797,464
MA0459, 4.000%, 07/01/2020	895,912	954,997
745440, 4.500%, 07/01/2020	46,152	49,144
MA0521, 3.500%, 09/01/2020	457,139	486,218
735920, 4.500%, 10/01/2020	1,229,095	1,310,490
995158, 4.500%, 12/01/2020	592,853	632,071
MA0629, 3.500%, 01/01/2021	1,153,583	1,227,017
995287, 6.500%, 02/01/2021	85,747	89,755
MA0688, 4.000%, 03/01/2021	1,164,008	1,240,961
745453, 5.500%, 03/01/2021	210,678	229,612
MA0704, 4.000%, 04/01/2021	610,281	650,614
MA0793, 3.500%, 07/01/2021	2,439,923	2,595,521
MA0815, 3.500%, 08/01/2021	2,246,850	2,390,175
890330, 5.000%, 10/01/2021	48,767	52,175
888136, 6.000%, 12/01/2021	301,809	330,307
AE0595, 4.500%, 03/01/2022	885,176	942,920
889143, 4.500%, 05/01/2022	91,390	97,430
MA1099, 3.500%, 06/01/2022	830,024	883,144
254440, 6.000%, 08/01/2022	26,395	29,625
254662, 5.000%, 02/01/2023	17,325	19,156
254762, 5.000%, 05/01/2023	269,515	297,999

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
Fannie Mae Pool (Continued)
890156, 5.000%, 05/01/2023	$53,460	$58,257
254797, 5.000%, 06/01/2023	255,666	282,686
254764, 5.500%, 06/01/2023	429,172	478,194
254799, 5.000%, 07/01/2023	424,135	468,960
254954, 4.500%, 10/01/2023	465,630	504,129
254911, 5.000%, 10/01/2023	354,381	391,833
254963, 5.500%, 10/01/2023	43,471	48,610
995874, 5.500%, 11/01/2023	20,604	22,452
725152, 5.500%, 02/01/2024	153,917	172,444
255160, 5.500%, 03/01/2024	309,225	344,546
255226, 5.000%, 05/01/2024	155,062	171,450
255456, 5.500%, 10/01/2024	232,475	259,029
255667, 5.000%, 03/01/2025	279,097	308,593
AD3081, 4.000%, 04/01/2025	336,496	359,662
890216, 4.500%, 07/01/2025	190,964	205,239
735734, 5.500%, 07/01/2025	117,664	131,105
255984, 4.500%, 11/01/2025	31,864	34,498
256045, 5.000%, 12/01/2025	153,891	170,155
256247, 6.000%, 05/01/2026	35,306	39,921
256272, 5.500%, 06/01/2026	1,195	1,342
48081, 4.624%, 12/01/2026 (a)	22,634	22,986
888281, 6.000%, 04/01/2027	195,777	220,532
47935, 4.780%, 05/01/2027 (a)	4,363	4,628
252284, 6.500%, 01/01/2029	197,538	226,508
323591, 6.500%, 03/01/2029	55,383	62,451
676661, 5.500%, 01/01/2033	128,509	143,752
555326, 5.500%, 04/01/2033	431,691	488,829
555424, 5.500%, 05/01/2033	381,190	426,880
555531, 5.500%, 06/01/2033	299,991	337,598
254767, 5.500%, 06/01/2033	295,866	331,387
555592, 5.500%, 07/01/2033	123,849	138,710
725205, 5.000%, 03/01/2034	734,808	816,392
745096, 5.500%, 11/01/2034	219,700	246,116
995801, 5.500%, 12/01/2034	35,503	39,750
735989, 5.500%, 02/01/2035	157,406	176,362
888073, 5.500%, 02/01/2035	90,297	101,040
735670, 5.500%, 03/01/2035	63,661	71,272
735715, 5.500%, 05/01/2035	370,767	415,292
889929, 5.500%, 08/01/2037	211,549	237,845
MA0626, 4.000%, 01/01/2041	528,334	556,437
Fannie Mae REMICS
2014-M5, 0.502%, 01/25/2017 (a)	2,000,000	1,999,331
2002-7, 5.500%, 03/25/2017	181,590	190,177
2002-7, 6.000%, 03/25/2017	42,412	44,060
2002-11, 5.500%, 03/25/2017	20,422	21,082
2002-19, 6.000%, 04/25/2017	7,259	7,557
2002-59B, 5.500%, 09/25/2017	449,130	473,030

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
Frannie Mac REMICS (Continued)
2002-55-QE, 5.500%, 09/25/2017	$160,917	$169,040
2002-55-GC, 5.500%, 09/25/2017	29,088	30,590
2002-57, 5.500%, 09/25/2017	123,169	129,169
2002-58, 5.500%, 09/25/2017	53,332	55,971
2002-61, 5.500%, 10/25/2017	43,917	46,414
2002-74, 5.000%, 11/25/2017	102,993	108,413
2002-72, 5.500%, 11/25/2017	69,678	73,711
2002-62, 5.500%, 11/25/2017	149,353	157,914
2003-27, 3.500%, 03/25/2018	45,341	45,875
2003-21, 5.000%, 03/25/2018	89,112	94,083
2003-81, 4.500%, 04/25/2018	67,778	68,085
2003-57, 3.500%, 06/25/2018	96,222	99,976
2003-57, 5.000%, 06/25/2018	14,274	15,138
2003-74, 3.750%, 08/25/2018	44,303	46,223
2003-81, 4.500%, 09/25/2018	40,442	42,667
2003-91, 4.500%, 09/25/2018	207,812	219,000
2003-108, 4.000%, 11/25/2018	307,111	322,072
2003-128, 4.000%, 01/25/2019	334,203	350,157
2004-3, 4.000%, 02/25/2019	174,146	182,457
2009-37, 4.000%, 04/25/2019	17,747	18,545
1999-15, 6.000%, 04/25/2019	126,935	136,688
2004-27, 4.000%, 05/25/2019	141,766	150,320
2009-70, 5.000%, 08/25/2019	43,550	45,812
2011-9, 5.000%, 04/25/2020	410,832	442,315
1990-73, 0.000%, 07/25/2020 (b)	51,999	51,481
2011-68, 4.500%, 12/25/2020	440,723	468,683
2008-24, 5.000%, 04/25/2023	680,450	721,533
2008-36, 4.500%, 05/25/2023	253,397	272,737
2003-80, 4.000%, 06/25/2023	6,362	6,589
2003-46, 4.000%, 06/25/2023	11,387	11,563
2003-55, 5.000%, 06/25/2023	397,709	433,604
2003-49, 5.500%, 06/25/2023	51,000	53,300
2008-62, 4.000%, 07/25/2023	231,503	243,956
2001-64, 6.000%, 11/25/2031	333,377	371,303
2010-39, 5.000%, 10/25/2032	22,999	23,398
2003-44, 0.902%, 06/25/2033 (a)	336,361	342,293
2005-27, 5.500%, 05/25/2034	44,801	47,734
2005-23, 5.000%, 04/25/2035	50,148	53,922
2005-62, 4.750%, 07/25/2035	74,224	78,826
2006-70, 0.000%, 06/25/2036 (b)	398,692	372,129
2007-33, 5.500%, 04/25/2037	15,122	16,466
2009-15, 4.500%, 10/25/2037	8,231	8,387
2008-53, 1.002%, 07/25/2038 (a)	90,478	92,125
2010-90, 4.000%, 04/25/2040	433,513	453,603
FHLMC Multifamily Structured Pass Through Certificates
K-002, 4.879%, 05/19/2017	333,556	363,144
K-706, 1.691%, 06/25/2018	154,186	157,383

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
FHLMC Multifamily Structured Pass Through Certificates (Continued)
K-F01, 0.502%, 04/25/2019 (a)	$859,471	$859,326
K-714, 0.886%, 10/25/2020 (a) (c)	12,165,617	485,846
K-023, 1.438%, 08/25/2022 (a) (c)	4,963,686	426,319
FHLMC-GNMA
G023, 0.602%, 11/25/2023 (a)	296,334	299,153
Freddie Mac Gold Pool
G9-0009, 6.500%, 06/25/2014	71	71
G1-1182, 6.500%, 10/01/2014	2,827	2,836
E0-1098, 6.000%, 02/01/2017	32,460	33,973
E0-1138, 6.500%, 03/01/2017	26,711	28,042
E0-1140, 6.000%, 05/01/2017	39,347	41,305
G1-1418, 6.500%, 07/01/2017	97,774	102,526
G1-1350, 6.000%, 10/01/2017	81,437	85,117
G1-1337, 5.500%, 11/01/2017	355,754	377,771
E0-1251, 5.500%, 11/01/2017	549,475	583,481
G1-2166, 6.500%, 01/01/2018	10,411	10,771
E0-1323, 4.500%, 03/01/2018	92,779	98,599
G1-1509, 6.000%, 03/01/2018	69,308	72,773
G1-1516, 6.000%, 03/01/2018	45,852	47,873
E0-1343, 5.000%, 04/01/2018	99,646	105,860
G1-1399, 5.500%, 04/01/2018	88,532	94,011
E0-1386, 5.000%, 06/01/2018	27,121	28,814
E0-1425, 4.500%, 08/01/2018	108,940	115,775
E0-1488, 5.000%, 10/01/2018	127,625	135,623
E0-1490, 5.000%, 11/01/2018	417,265	443,413
E0-1497, 5.500%, 11/01/2018	35,492	38,008
G1-2471, 4.500%, 12/01/2018	221,380	235,269
G1-2883, 5.000%, 12/01/2018	225,961	240,118
G1-1731, 5.500%, 12/01/2018	233,053	247,476
G1-1551, 5.500%, 02/01/2019	74,222	78,816
G1-1574, 6.000%, 02/01/2019	76,970	80,843
G1-1694, 6.500%, 09/01/2019	170,660	179,171
B1-3150, 4.000%, 03/01/2019	430,790	458,789
G1-3052, 5.000%, 03/01/2019	158,649	168,580
B1-5137, 4.000%, 06/01/2019	74,968	79,845
G1-2081, 4.500%, 06/01/2019	34,301	36,453
B1-5759, 4.500%, 07/01/2019	317,561	337,529
G1-8009, 5.000%, 09/01/2019	104,289	110,858
G1-8016, 5.000%, 10/01/2019	447,173	475,353
G1-3330, 6.000%, 10/01/2019	22,632	23,727
G1-8020, 4.500%, 11/01/2019	404,924	430,426
G1-1653, 5.500%, 12/01/2019	214,650	227,934
J0-6163, 4.000%, 01/01/2020	13,440	14,289
G1-1649, 4.500%, 02/01/2020	686,722	729,915
G1-1650, 5.000%, 02/01/2020	54,540	57,974
G1-2569, 4.000%, 05/01/2020	409,545	435,996
G1-1717, 5.000%, 06/01/2020	110,826	119,502

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
Freddie Mac Gold Pool (Continued)
G1-1722, 5.000%, 07/01/2020	$146,260	$157,708
G1-1754, 6.000%, 07/01/2020	4,167	4,471
G1-3272, 4.500%, 08/01/2020	227,503	241,776
G1-1720, 4.500%, 08/01/2020	641,906	683,620
G1-4921, 4.500%, 08/01/2020	1,564,740	1,662,918
G1-1838, 6.000%, 08/01/2020	79,349	84,251
G1-3312, 4.500%, 09/01/2020	125,369	133,235
G1-1773, 5.000%, 10/01/2020	84,366	90,968
G1-3318, 5.000%, 10/01/2020	350,554	372,597
G1-2046, 4.000%, 12/01/2020	141,217	150,334
J1-4426, 3.500%, 02/01/2021	549,178	582,015
J1-4483, 3.500%, 02/01/2021	347,517	368,297
G1-2911, 4.000%, 02/01/2021	57,407	61,033
G1-1938, 4.500%, 03/01/2021	197,062	209,897
G1-2189, 5.500%, 03/01/2021	264,282	287,934
J1-5115, 3.500%, 04/01/2021	1,328,768	1,408,263
G1-1941, 5.500%, 04/01/2021	18,615	20,373
G1-2322, 5.500%, 07/01/2021	26,606	29,121
G1-2239, 5.500%, 07/01/2021	58,694	64,243
C9-0457, 6.500%, 07/01/2021	10,935	12,334
G1-3621, 6.500%, 08/01/2021	258,798	271,764
G1-2381, 5.000%, 09/01/2021	308,909	334,972
G1-2456, 4.000%, 10/01/2021	142,800	152,042
G1-2403, 5.000%, 10/01/2021	71,107	77,115
G1-2717, 5.500%, 11/01/2021	25,608	27,193
G1-2942, 4.500%, 01/01/2022	111,512	118,764
G1-2491, 5.000%, 01/01/2022	598,697	649,344
G1-2977, 5.500%, 10/01/2022	108,687	118,956
C9-0588, 5.500%, 11/01/2022	34,304	38,113
G3-0234, 6.500%, 11/01/2022	6,320	7,129
G1-2935, 5.000%, 01/01/2023	70,222	76,159
C9-0675, 5.000%, 05/01/2023	164,396	181,092
C9-0676, 5.500%, 05/01/2023	107,576	119,533
D9-6027, 5.500%, 05/01/2023	21,464	24,361
C9-0689, 4.500%, 07/01/2023	258,107	279,445
C9-0690, 5.000%, 07/01/2023	385,090	428,592
C9-0698, 4.500%, 08/01/2023	176,230	190,799
C9-0705, 4.500%, 09/01/2023	170,565	184,666
C9-0706, 5.000%, 09/01/2023	21,034	23,170
G1-3345, 6.500%, 10/01/2023	27,476	29,907
G1-3390, 6.000%, 01/01/2024	179,849	196,759
G1-4160, 6.000%, 01/01/2024	196,205	206,015
G1-3692, 5.500%, 02/01/2024	93,601	102,450
G1-3610, 5.500%, 02/01/2024	142,062	155,482
C9-0830, 4.500%, 05/01/2024	382,286	413,890
G1-8330, 4.500%, 11/01/2024	321,596	347,510
E0-2684, 4.500%, 03/01/2025	105,117	112,973

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
Freddie Mac Gold Pool (Continued)
G3-0289, 7.000%, 09/01/2025	$823,607	$922,684
J1-4785, 4.000%, 03/01/2026	399,153	427,043
G1-4159, 4.000%, 06/01/2026	563,103	602,447
G1-4204, 4.500%, 06/01/2026	611,879	661,304
C9-0989, 6.000%, 09/01/2026	158,221	176,917
C9-1075, 6.000%, 08/01/2027	214,406	239,498
G0-1584, 5.000%, 08/01/2033	246,555	272,391
C0-1649, 5.500%, 10/01/2033	561,625	629,204
G0-5168, 5.000%, 12/01/2034	54,373	60,096
H0-9207, 6.500%, 08/01/2038	271,068	294,954
Freddie Mac REMICS
2791, 5.000%, 05/15/2015	9,548	9,663
2828, 5.500%, 06/15/2015	37,887	38,255
2843, 5.500%, 07/15/2015	16,074	16,075
2344, 6.000%, 08/15/2016	265,618	276,527
2354, 5.750%, 09/15/2016	121,245	126,483
2381, 5.500%, 11/15/2016	305,182	317,604
2458, 5.500%, 06/15/2017	46,980	48,767
3669, 3.500%, 06/15/2017	230,698	234,312
3204, 5.000%, 08/15/2017	405,942	419,466
2503-BH, 5.500%, 09/15/2017	22,016	23,290
2503-TG, 5.500%, 09/15/2017	46,139	48,866
2509, 5.000%, 10/15/2017	20,301	21,374
2510, 5.000%, 10/15/2017	62,238	65,534
2515, 5.000%, 10/15/2017	209,017	220,083
2508, 5.000%, 10/15/2017	116,296	122,388
2513-DB, 5.000%, 10/15/2017	66,989	70,472
2513-JE, 5.000%, 10/15/2017	117,763	123,949
2564, 5.500%, 10/15/2017	37,131	39,295
2595, 4.000%, 12/15/2017	30,530	30,558
2543, 5.000%, 12/15/2017	222,500	234,635
2555, 4.250%, 01/15/2018	150,713	157,080
2564, 5.000%, 02/15/2018	149,393	157,873
2575, 5.000%, 02/15/2018	101,780	107,537
3434, 4.000%, 03/15/2018	145,639	146,521
2629, 4.000%, 03/15/2018	67,491	68,612
2617, 4.500%, 05/15/2018	442,484	465,073
2631, 4.500%, 06/15/2018	91,961	96,632
2627, 4.500%, 06/15/2018	159,762	168,055
2686, 3.500%, 10/15/2018	247,646	258,091
2685, 4.000%, 10/15/2018	486,010	508,977
2696, 4.000%, 10/15/2018	117,673	123,523
2707, 4.500%, 11/15/2018	213,593	227,064
2735, 4.000%, 01/15/2019	488,613	511,630
2773, 4.000%, 04/15/2019	513,937	541,177
2786, 4.000%, 04/15/2019	303,451	319,534
2790, 5.000%, 05/15/2019	100,401	106,641

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
Freddie Mac REMICS (Continued)
3414, 4.000%, 12/15/2019	$214,162	$224,238
2934, 0.000%, 02/15/2020 (b)	145,808	145,275
3037, 4.500%, 02/15/2020	6,781	6,814
2958, 4.500%, 04/15/2020	530,313	559,034
3033, 4.500%, 09/15/2020	157,450	165,624
3621, 5.000%, 01/15/2021	240,855	249,716
3288, 4.500%, 03/15/2022	768,585	816,013
3484, 5.000%, 09/15/2022	18,155	18,394
2522, 5.500%, 11/15/2022	743,285	816,687
2649, 3.500%, 07/15/2023	39,079	41,058
2676, 5.000%, 09/15/2023	556,648	608,634
2720, 5.000%, 12/15/2023	23,368	25,240
2950, 5.000%, 12/15/2023	276,530	281,640
3842, 3.500%, 12/15/2023	150,995	155,061
2783, 5.000%, 04/15/2024	368,283	406,556
2824, 5.000%, 07/15/2024	17,046	18,823
3007, 5.500%, 07/15/2024	22,754	23,068
2835, 5.500%, 08/15/2024	63,569	70,180
2892, 5.000%, 11/15/2024	507,019	561,642
3749, 3.000%, 03/15/2025	676,153	702,649
3741, 3.500%, 03/15/2025	115,579	121,201
3784, 4.000%, 01/15/2026	122,558	129,551
3463, 4.750%, 01/15/2027	10,766	10,765
3178, 6.000%, 09/15/2028	47,825	49,435
2344, 6.500%, 08/15/2031	53,666	61,791
2690, 5.000%, 04/15/2032	211,618	216,492
2600, 5.500%, 06/15/2032	535	535
2752, 5.000%, 10/15/2032	420,905	431,765
3136, 0.452%, 04/15/2036 (a)	480,808	482,389
Freddie Mac Strips
S0-1556, 0.000%, 04/01/2028 (b)	767,570	720,555
Ginnie Mae I Pool
781567X, 5.000%, 02/15/2018	58,933	62,519
781731X, 4.500%, 11/15/2018	226,377	238,686
782098X, 6.000%, 01/15/2020	212,445	225,286
781919X, 5.000%, 05/15/2020	499,892	536,405
782039X, 5.500%, 11/15/2020	199,966	212,640
782232X, 5.000%, 07/15/2021	334,384	357,525
782618X, 4.500%, 04/15/2024	299,228	319,914
741854X, 4.000%, 05/15/2025	482,052	514,197
Ginnie Mae REMIC
2011-38, 2.528%, 06/16/2034	457,595	465,196
2013-107, 0.862%, 11/16/2047 (a) (c)	7,858,376	501,015
2014-54, 0.909%, 09/16/2055 (a) (c)	14,136,468	992,704
2014-73, 0.897%, 04/16/2056 (a) (c)	15,000,000	1,052,999

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2014

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 85.93% (Continued)
Government National Mortgage Association
1998-21, 6.500%, 09/20/2028	$68,817	$77,896
2013-101, 0.514%, 05/16/2035	773,844	760,040
2009-104, 4.250%, 07/20/2036	249,416	259,461
2008-55, 5.000%, 07/20/2037	81,986	84,246
2010-112, 3.000%, 04/20/2038	155,579	160,504
2011-40, 2.500%, 06/20/2038	193,698	198,231
2009-15, 4.250%, 12/20/2038	342,120	359,182
2009-101, 4.000%, 08/20/2039	266,116	280,018
2013-55, 1.579%, 12/16/2042	769,770	761,668
2013-165, 0.453%, 11/20/2043 (a)	640,169	641,510
2013-15, 0.698%, 08/16/2051 (a) (c)	8,045,418	511,552
2013-07, 0.743%, 05/16/2053 (a) (c)	12,161,670	857,781
2013-01, 0.912%, 02/16/2054 (a) (c)	9,769,638	808,203
2013-105, 0.711%, 06/16/2054 (a) (c)	4,932,070	239,378
2013-17, 0.979%, 06/16/2054 (a) (c)	19,627,487	1,320,252
2013-40, 1.077%, 06/16/2054 (a) (c)	12,761,126	896,864
2013-101, 0.934%, 10/16/2054 (a) (c)	3,691,786	214,520
2013-156, 0.938%, 06/16/2055 (a) (c)	7,938,710	521,700
2014-01, 0.892%, 09/16/2055 (a) (c)	9,967,105	614,846
TOTAL MORTGAGE BACKED SECURITIES (Cost $92,018,705)		$94,940,850

U.S. GOVERNMENT AGENCY ISSUE – 3.63%
Federal Farm Credit Banks, 0.205%, 02/27/2017(a)	4,000,000	4,005,740
TOTAL U.S. GOVERNMENT AGENCY ISSUE (Cost $4,000,000)		$4,005,740

U.S. GOVERNMENT NOTE/BOND – 5.01%
United States Treasury Floating Rate Note, 0.070%, 01/31/2016(a)	5,541,000	5,539,737
TOTAL U.S. GOVERNMENT NOTE/BOND (Cost $5,541,000)		$5,539,737

SHORT-TERM INVESTMENT – 5.05%
First American U.S. Treasury Money Market Fund, 0.000%(a)	5,582,772	5,582,772
TOTAL SHORT-TERM INVESTMENT (Cost $5,582,772)		$5,582,772

TOTAL INVESTMENTS (Cost $107,142,477) – 99.62%		110,069,099
Other Assets in Excess of Liabilities – 0.38%		415,528
TOTAL NET ASSETS – 100.00%		$110,484,627

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2014.
(b)	Represents a principal-only security that entitles holders to receive only principal payments on the underlying mortgages.
(c)	Represents a interest-only security that entitles holders to receive only principal payments on the underlying mortgages.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Assets and Liabilities

May 31, 2014

	Equity	1-3 Year Duration
	Income	U.S. Agency
	Plus Fund	Bond Fund
ASSETS
Investments, at value (cost $69,781,531 and $107,142,477, respectively)	$74,880,879	$110,069,099
Receivable for investments sold	—	59,754
Cash	80,504	—
Cash held at broker	46,239	—
Dividends and interest receivable	221,642	429,147
Receivable for Fund shares sold	11,406	38,048
Other assets	25,562	22,221
TOTAL ASSETS	75,266,232	110,618,269

LIABILITIES
Written options, at value (premiums received $2,148,672 and $0, respectively)	2,513,421	—
Payable to affiliates	40,971	74,576
Payable for distribution fees	474	1,581
Payable to Adviser	22,577	33,330
Payable for shareholder servicing fees	519	—
Accrued expenses and other liabilities	32,082	24,155
TOTAL LIABILITIES	2,610,044	133,642
NET ASSETS	$72,656,188	$110,484,627

Net Assets Consist Of:
Paid-in capital	$68,775,040	$111,894,235
Accumulated undistributed net investment income	160,831	3,235
Accumulated net realized loss from investments	(1,014,282)	(4,339,465)
Net unrealized appreciation (depreciation) on investments
Investments and purchased options	5,099,348	2,926,622
Written options	(364,749)	—
Net Assets	$72,656,188	$110,484,627

Retail Class Shares
Net assets	1,273,383	1,080,923
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	114,256	109,174
Net asset value and redemption price per share	$11.14	$9.90
Maximum offering price per share(1)	$11.82	$9.90

Institutional Class Shares
Net assets	71,382,805	109,403,704
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,402,219	10,879,786
Net asset value, offering price and redemption price per share	$11.15	$10.06

(1)	Reflects a maximum sales charges of 5.75% for the Equity Income Plus Fund ($11.14/0.9425).

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Year Ended May 31, 2014

	Equity	1-3 Year Duration
	Income	U.S. Agency
	Plus Fund(1)	Bond Fund
INVESTMENT INCOME
Dividend income	$1,741,662 (2)	$—
Interest income (net of amortization and paydown gains and losses)	—	880,452
TOTAL INVESTMENT INCOME	1,741,662	880,452

EXPENSES
Management fees	334,340	319,875
Administration and accounting fees	91,619	153,574
Federal and state registration fees	42,323	38,014
Transfer agent fees and expenses	40,554	72,597
Audit and tax fees	18,462	18,807
Custody fees	11,091	21,514
Chief Compliance Officer fees	11,055	12,045
Legal fees	9,084	28,099
Reports to shareholders	6,402	9,287
Trustees’ fees	5,007	5,087
Pricing expenses	3,039	61,786
Distribution fees – Retail Class	1,299	3,474
Shareholder servicing fees – Retail Class	519	—
Other expenses	3,848	15,757
TOTAL EXPENSES	578,642	759,916
Less waivers and reimbursement by Adviser (Note 4)	(242,362)	(9,589)
NET EXPENSES	336,280	750,327
NET INVESTMENT INCOME	1,405,382	130,125

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments:
Investments and purchased options	(55,989)	848,326
Written options	(958,293)	—
Change in net unrealized appreciation (depreciation) on investments:
Investments and purchased options	5,099,348	119,591
Written options	(364,749)	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,720,317	967,917
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,125,699	$1,098,042

(1)	The Equity Income Plus Fund commenced operations on June 28, 2013.
(2)	Net of $20,660 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

Period Ended
May 31, 2014(1)
FROM OPERATIONS
Net investment income	$1,405,382
Net realized loss from:
Investments and purchased options	(55,989)
Written options	(958,293)
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	5,099,348
Written options	(364,749)
Net increase in net assets from operations	5,125,699

FROM DISTRIBUTIONS
Net investment income – Retail Class	(17,975)
Net investment income – Institutional Class	(1,226,576)
Net decrease in net assets resulting from distributions paid	(1,244,551)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class	1,740,181
Proceeds from shares sold – Institutional Class	49,358,316
Proceeds from shares issued from transfers in-kind – Institutional Class(2)	23,493,774
Shares issued in reinvestment of distributions – Retail Class	17,254
Shares issued in reinvestment of distributions – Institutional Class	1,189,482
Payments for shares redeemed – Retail Class	(513,202)
Payments for shares redeemed – Institutional Class	(6,510,765)
Net increase in net assets from capital share transactions	68,775,040
TOTAL INCREASE IN NET ASSETS	72,656,188

NET ASSETS
Beginning of period	—
End of period	$72,656,188
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$160,831

(1)	The Equity Income Plus Fund commenced operations on June 28, 2013.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013(1)
FROM OPERATIONS
Net investment income (loss)	$130,125	$(1,517,619)
Net realized gain from investments	848,326	764,374
Change in net unrealized appreciation on investments	119,591	902,164
Net increase in net assets from operations	1,098,042	148,919

FROM DISTRIBUTIONS
Net investment income – Retail Class	(13,031)	(26,138)
Net investment income – Institutional Class	(1,276,134)	(2,125,447)
Net investment income – StoneCastle Treasurer Class(2)	(11,151)	(37)
Net decrease in net assets resulting from distributions paid	(1,300,316)	(2,151,622)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class	2,005	4,341,175
Proceeds from shares sold – Institutional Class	55,834,309	131,263,432
Proceeds from shares sold – StoneCastle Treasurer Class	2,000,000	10,100
Proceeds from exchange of StoneCastle Treasurer Class shares(2)	2,021,105	—
Proceeds from shares issued from transfers in-kind – Institutional Class(3)	—	1,468,697
Shares issued in reinvestment of distributions – Retail Class	10,998	12,057
Shares issued in reinvestment of distributions – Institutional Class	941,614	1,724,459
Shares issued in reinvestment of distributions – StoneCastle Treasurer Class	11,151	37
Payments for shares redeemed – Retail Class	(2,033,740)	(1,193,949)
Payments for shares redeemed – Institutional Class	(73,206,997)	(152,109,219)
Payments for shares redeemed – StoneCastle Treasurer Class	(10,147)	—
Payments for exchange to Institutional Class	(2,021,105)	—
Net decrease in net assets from capital share transactions	(16,450,807)	(14,483,211)
TOTAL DECREASE IN NET ASSETS	(16,653,081)	(16,485,914)

NET ASSETS
Beginning of year	127,137,708	143,623,622
End of year	$110,484,627	$127,137,708

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$3,235	$4,122

(1)	The StoneCastle Treasurer class shares commenced operations on February 19, 2013.
(2)	The StoneCastle Treasurer class shares converted to Institutional Class shares on February 20, 2014. See Note 1 to the Financial Statements.
(3)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income(2)(3)	0.31
Net realized and unrealized gain on investments	1.06
Total from investment operations	1.37

Less distributions paid:
From net investment income	(0.22)
Total distributions paid	(0.22)

Net Asset Value, End of Period	$11.15

Total Return(4)(6)	13.83%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.29%
After waivers and reimbursements of expenses	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	2.61%
After waivers and reimbursements of expenses	3.15%

Portfolio turnover rate(4)	53.61%

(1)	The Institutional share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Retail Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income(2)(3)	0.29
Net realized and unrealized gain on investments	1.06
Total from investment operations	1.35

Less distributions paid:
From net investment income	(0.21)
Total distributions paid	(0.21)

Net Asset Value, End of Period	$11.14

Total Return(4)(6)	13.58%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.56%
After waivers and reimbursements of expenses	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	2.50%
After waivers and reimbursements of expenses	2.96%

Portfolio turnover rate(4)	53.61%

(1)	The Retail share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Period Ended
	May 31, 2014	May 31, 2013	May 31, 2012(1)
Net Asset Value, Beginning of Year/Period	$10.07	$10.20	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)(3)	0.01	(0.10)	(0.04)
Net realized and unrealized gain on investments	0.18	0.11	0.33
Total from investment operations	0.19	0.01	0.29

Less distributions paid:
From net investment income	(0.20)	(0.14)	(0.09)
Total distributions paid	(0.20)	(0.14)	(0.09)

Net Asset Value, End of Year/Period	$10.06	$10.07	$10.20

Total Return(4)(6)	1.14%	0.08%	2.90%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$109,404	$124,016	$143,623

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	0.71%	0.59%	0.63%
After waivers and reimbursements of expenses	0.70%	0.59%	0.63%

Ratio of net investment income (loss) to average net assets(5)
Before waivers and reimbursements of expenses	0.12%	(0.96)%	(0.39)%
After waivers and reimbursements of expenses	0.13%	(0.96)%	(0.39)%

Portfolio turnover rate(4)	72.73%	78.90%	87.78%

(1)	The Institutional share class commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Period Ended
	May 31, 2014	May 31, 2013	May 31, 2012(1)
Net Asset Value, Beginning of Year/Period	$9.92	$10.05	$10.00

Income (loss) from investment operations:
Net investment loss(2)(3)	(0.03)	(0.13)	(0.03)
Net realized and unrealized gain on investments	0.11 (7)	0.11	0.11
Total from investment operations	0.08	(0.02)	0.08

Less distributions paid:
From net investment income	(0.10)	(0.11)	(0.03)
Total distributions paid	(0.10)	(0.11)	(0.03)

Net Asset Value, End of Year/Period	$9.90	$9.92	$10.05

Total Return(4)(6)	0.79%	(0.19)%	0.85%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$1,081	$3,112	$1

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	0.96%	0.85%	0.88%
After waivers and reimbursements of expenses	0.95%	0.85%	0.88%

Ratio of net investment income (loss) to average net assets(5)
Before waivers and reimbursements of expenses	(0.34)%	(1.33)%	(0.74)%
After waivers and reimbursements of expenses	(0.33)%	(1.33)%	(0.74)%

Portfolio turnover rate(4)	72.73%	78.90%	87.78%

(1)	The Retail share class commenced operations on December 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(7)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
May 31, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “1-3 Year Duration U.S. Agency Bond Fund”) is to achieve a high and stable rate of return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The 1-3 Year Duration U.S. Agency Bond Fund currently offers two classes of shares, the Institutional Class and the Retail Class.  Effective February 20, 2014, the 1-3 Year Duration U.S. Agency Bond Fund ceased offering its StoneCastle Treasurer Class.  The remaining StoneCastle Treasurer Class shares converted to Institutional Class shares.  The Retail Class shares are subject to a 0.25% distribution (12b-1) fee. The Equity Income Plus Fund currently offers two classes of shares, the Institutional Class and the Retail Class. The Retail Class shares are subject to a 0.25% distribution (12b-1) fee and a 0.10% shareholder servicing fee. Each class of shares in both Funds have identical rights and privileges except with respect to the distribution and shareholder servicing fees and voting rights on matters affecting a single class of shares. Retail Class shares of the Equity Income Plus Fund are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase. The 1-3 Year Duration U.S. Agency Bond Fund’s registration statement became effective on June 22, 2011. The Institutional share class commenced operations on June 30, 2011. The Retail share class commenced operations on December 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Retail Classes commenced operations.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), advisers to the 1-3 Year Duration U.S. Agency Bond Fund and Equity Income Plus Fund, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day and will generally be classified as level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal.  These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized as level 2 of the fair value hierarchy.

U.S. Government Agency Securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized as level 2 of the fair value hierarchy.

Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as level 2.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—-Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2014:

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

Equity Income Plus Fund
	Level 1	Level 2	Level 3	Total
Equities:
Common Stocks(1)	$69,661,784	$—	$—	$69,661,784
Real Estate Investment Trusts	2,601,303	—	—	2,601,303
Purchased Options	474,060	—	—	474,060
Total Equities	$72,737,147	$—	$—	$72,737,147
Short-Term Investments	2,143,732	—	—	2,143,732
Total Investments in Securities	$74,880,879	$—	$—	$74,880,879
Liabilities:
Written Options	$1,937,771	$ 575,650	$—	$2,513,421
Total Liabilities	$1,937,771	$ 575,650	$—	$2,513,421

(1)	See the Schedule of Investments for industry classifications.

1-3 Year Duration U.S. Agency Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$94,940,850	$—	$94,940,850
U.S. Government Agency Issue	—	4,005,740	—	4,005,740
U.S. Government Note/Bond	—	5,539,737	—	5,539,737
Total Fixed Income	$—	$104,486,327	$—	$104,486,327
Short-Term Investments	5,582,772	—	—	5,582,772
Total Investments in Securities	$5,582,772	$104,486,327	$—	$110,069,099

The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.  During the period, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b)Derivative Instruments

The 1-3 Year Duration U.S. Agency Bond Fund did not hold any financial derivative instruments during the period.

The Equity Income Plus Fund invested in derivative instruments such as purchased and written options, during the period.

The fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statement of Assets and Liabilities as of May 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statements of Assets &		Statements of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$474,060	at value	$2,513,421
Total		$474,060		$2,513,421

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

The effect of derivative instruments for the Equity Income Plus Fund on the Statements of Operations for the period ended May 31, 2014:

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(652,093)	$(958,293)	$(1,610,386)
Total	$(652,093)	$(958,293)	$(1,610,386)

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(705,127)	$(364,749)	$(1,069,876)
Total	$(705,127)	$(364,749)	$(1,069,876)

(1)  Reflected within investments and purchased options on the Statements of Operations.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions.  As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Equity Income Plus Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

Transactions in options written during the period ended May 31, 2014 for the Equity Income Plus Fund were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	59,573	8,009,715
Options terminated in closing transactions	(39,503)	(5,379,542)
Options exercised	(1,748)	(164,961)
Options expired	(2,438)	(316,540)
Outstanding, end of period	15,884	$2,148,672

As of May 31, 2014, the fair value of long positions which served as collateral for options written was $72,263,087.

Transactions in purchased options during the period ended May 31, 2014 for the Equity Income Plus Fund were as follows:

Contracts
Outstanding, beginning of period	—
Options purchased	8,981
Options sold	(2,136)
Options expired	(3,725)
Outstanding, end of period	3,120

(c)Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended May 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

(d)   Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(e)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f)Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Retail Class shares. Shareholder servicing fees are expensed at 0.10% of average daily net assets of the Equity Income Plus Fund – Retail Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h)Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)Federal Tax Matters

The tax character of distributions paid during the periods ended May 31, 2013 and May 31, 2014 were as follows:

Equity Income Plus Fund
	May 31, 2014	May 31, 2013
Ordinary Income	$1,244,551	N/A
Long-Term Capital Gain	—	N/A

1-3 Year Duration U.S. Agency Bond Fund
	May 31, 2014	May 31, 2013
Ordinary Income	$1,300,316	$2,151,622
Long-Term Capital Gain	—	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

As of May 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity	1-3 Year Duration
	Income	U.S. Agency
	Plus Fund	Bond Fund
Cost basis of investments for federal income tax purposes	$70,157,808	$107,142,477
Gross tax unrealized appreciation	7,998,793	3,088,828
Gross tax unrealized depreciation	(3,275,722)	(162,206)
Net tax unrealized appreciation	4,723,071	2,926,622
Undistributed ordinary income	99,084	3,235
Undistributed long-term capital gain	—	—
Total distributable earnings	99,084	3,235
Other accumulated losses	(941,007)	(4,339,465)
Total accumulated gain/(losses)	$3,881,148	$(1,409,608)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and straddle adjustments.

At May 31, 2014, the 1-3 Year Duration U.S. Agency Bond Fund and the Equity Income Plus Fund had short-term capital loss carryovers of $3,553,618 and $168,371, respectively, and the 1-3 Year Duration U.S. Agency Bond Fund had long-term capital loss carryovers of $489,394.  These losses will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

At May 31, 2014, the Funds deferred, on a tax basis, post-October losses of $407,887 and $296,453 for the Equity Income Plus Fund and 1-3 year Duration U.S. Agency Bond Fund, respectively.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2014, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

1-3 Year Duration U.S. Agency Bond Fund
Undistributed Net Investment Income/(Loss)	$1,169,304
Accumulated Net Realized Gain/(Loss)	$(1,169,304)

The Equity Income Plus Fund did not have any reclassifications to report for the period ended May 31, 2014.

(4)Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for the 1-3 Year Duration U.S. Agency Bond Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund
Institutional Class	June 28, 2016	0.75%
Retail Class	June 28, 2016	1.10%

1-3 Year Duration U.S. Agency Bond Fund
Institutional Class	August 31, 2014	0.70%
Retail Class	August 31, 2014	0.95%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2017
Equity Income Plus Fund
Institutional Class	$239,981
Retail Class	2,381

1-3 Year Duration U.S. Agency Bond Fund
Institutional Class	$9,367
Retail Class	222

(5)Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution fee of 0.25% of the Funds’ average daily net assets of Retail Class shares for services to prospective Fund shareholders and distribution of the Funds’ Retail Class shares. During and as of May 31, 3014, the Funds accrued and owed expenses pursuant to the 12b-1 Plan as follows:

	Accrued	Owed
Equity Income Plus Fund	$1,299	$474
1-3 Year Duration U.S. Agency Bond Fund	3,474	1,581

The 12b-1 Plan also authorizes payment of a shareholder servicing fee of 0.10% of the average daily net assets of the Retail Class shares for the Equity Income Plus Fund. During the period ended May 31, 2014, the Equity Income Plus Fund accrued shareholder servicing fees of $519.

(6)Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the period ended May 31, 2014, and owed as of May 31, 2014 are as follows:

	Incurred	Owed
Equity Income Plus Fund	$91,619	$24,442
1-3 Year Duration U.S. Agency Bond Fund	153,574	34,014

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the period ended May 31, 2014, and owed as of May 31, 2014 are as follows:

Fund Accounting	Incurred	Owed
Equity Income Plus Fund	$3,039	$912
1-3 Year Duration U.S. Agency Bond Fund	61,786	14,962

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$40,554	$10,341
1-3 Year Duration U.S. Agency Bond Fund	72,597	17,341

Custody	Incurred	Owed
Equity Income Plus Fund	$11,091	$2,221
1-3 Year Duration U.S. Agency Bond Fund	21,514	5,206

Each Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended May 31, 2014, and owed as of May 31, 2014 are as follows:

	Incurred	Owed
Equity Income Plus Fund	$11,055	$3,055
1-3 Year Duration U.S. Agency Bond Fund	12,045	3,053

(7)	Capital Share Transactions

Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class
Period Ended
May 31, 2014(1)
Shares sold	4,638,199
Shares issued from transfer-in-kind	2,255,824
Shares reinvested	109,301
Shares redeemed	(601,105)
Net increase	6,402,219

Retail Class
Period Ended
May 31, 2014(1)
Shares sold	160,102
Shares reinvested	1,590
Shares redeemed	(47,436)
Net increase	114,256

(1)  The Equity Income Plus Fund commenced operations June 28, 2013.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

Transactions in shares of the 1-3 Year Duration U.S. Agency Bond Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	May 31, 2014		May 31, 2013
Shares sold	5,560,161		12,885,115
Shares issued from transfer-in-kind	—		143,568
Shares reinvested	93,921		169,850
Shares exchanged from	—		—
StoneCastle Treasurer Class	201,305	(1)	—
Shares redeemed	(7,289,969)		(14,961,989)
Net decrease	(1,434,582)		(1,763,456)

Retail Class
	Year Ended		Year Ended
	May 31, 2014		May 31, 2013
Shares sold	203		432,124
Shares reinvested	1,114		1,207
Shares redeemed	(205,875)		(119,699)
Net increase (decrease)	(204,558)		313,632

StoneCastle Treasurer Class
	Year Ended		Period Ended
	May 31, 2014		May 31, 2013(2)
Shares sold	200,200		996
Shares reinvested	1,113		4
Shares redeemed	(1,008)		—
Shares exchanged to	—		—
Institutional Class	(201,305	)(1)	—
Net increase (decrease)	(1,000)		1,000

(1)  The StoneCastle Treasurer Class shares were converted to Institutional Class shares February 20, 2014.
(2)  The StoneCastle Treasurer Class shares commenced operations February 19, 2013.

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and amounts transferred in-kind noted below) for the Funds for the period ended May 31, 2014 are summarized below:

	Equity Income	1-3 Year Duration
	Plus Fund	U.S. Agency Bond Fund
Purchases:
U.S. Government	$—	$72,632,460
Other	72,132,073	—
Sales:
U.S. Government	$—	$154,907,185
Other	27,704,084	—

During the year ended May 31, 2013, the 1-3 Year Duration U.S. Agency Bond Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment by the Fund as consideration for Fund shares issued at a fair value of $1,468,697.

During the period ended May 31, 2014, the Equity Income Plus Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued at a fair value of $1,703,879 and $21,789,895, respectively.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2014

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2014, National Financial Services, LLC and The New Hillman Co. held 99.7% and 28.6%, of the outstanding shares of the Retail Class and Institutional Class, respectively, of the 1-3 Year Duration U.S. Agency Bond Fund.  At May 31, 2014, BMO Harris Bank and National Financial Services, LLC held 27.5% and 77.2% of the outstanding shares of the Institutional Class and Retail Class, respectively, of the Equity Income Plus Fund.

(10)	Line of Credit

At May 31, 2014, the Equity Income Plus and 1-3 Year Duration U.S. Agency Bond Funds, had lines of credit with a maximum amount of borrowing for the lessor of $9,000,000 and $15,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 14, 2014. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was accrued at the prime rate of 3.25% (as of May 31, 2014).  For the year ended May 31, 2014, the average interest rate under the line of credit was 3.25%.  The following table provides information regarding usage of the line of credit for the period ended May 31, 2014 for the Funds.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Equity Income Plus Fund	5	$168,800	$76	$190,000	4/1/2014
1-3 Year Duration U.S.
Agency Bond Fund	10	$2,976,800	$2,687	$5,932,000	6/13/2013

*  Interest expense is reported within Other Expenses on the Statement of Operations.

(11)	Subsequent Event

On June 27, 2014 the 1-3 Year Duration U.S. Agency Bond Fund declared and paid a distribution from ordinary income of $127,970 and $1,081 to the Institutional and Retail Classes, respectively, to the shareholders of record on June 26, 2014.

On June 27, 2014 the Equity Income Plus Fund declared and paid a distribution from ordinary income of $118,866 and $1,856 to the Institutional and Retail Classes, respectively, to the shareholders of record on June 26, 2014.

M.D. Sass Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
M.D. Sass Funds
(Trust for Professional Managers)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written (as applicable), of M.D. Sass Funds, comprising M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund and M.D. Sass Equity Income Plus Fund (the “Funds”), each a series of the Trust for Professional Managers, as of May 31, 2014, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund, and the related statements of operations, changes in net assets and financial highlights, for the period June 28, 2013 (commencement of operations) through May 31, 2014 for M.D. Sass Equity Income Plus Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting M.D. Sass Funds, as of May 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 30, 2014

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees
				Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair,	35	Independent Trustee,
615 E. Michigan St.		Term; Since	Department of Accounting,		USA MUTUALS (an
Milwaukee, WI 53202		August 22,	Marquette University (2004–present).		open-end investment
Age: 59		2001			company with two
					portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	35	Independent Trustee,
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		USA MUTUALS (an
Milwaukee, WI 53202		August 22,			open-end investment
Age: 57		2001			company with two
					portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	35	Independent Trustee,
615 E. Michigan St.		Term; Since	Administrative Officer (“CAO”) and		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	Chief Compliance Officer (“CCO”),		Endowment fund complex
Age: 70		2009	Granite Capital International Group,		(three closed- end
			L.P. (an investment management firm)		investment companies);
			(1994–2011).		Independent Trustee,
					Gottex Multi-Alternatives
					fund complex (three
					closed-end investment
					companies); Independent
					Manager, Ramius IDF,
					LLC, (two closed- end
					investment companies);
					Independent Trustee,
					Gottex Trust (an open-end
					investment company with
					one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice President, U.S.	35	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since	Bancorp Fund Services, LLC		(an open- end
Milwaukee, WI 53202	Trustee	August 22,	(1994–present).		investment company
Age: 52		2001			with ten portfolios);
					Trustee, USA
					MUTUALS (an open-
					end investment
					company with two
					portfolios).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,	(2004–present).
Age: 56	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,	(2002–present).
Age: 40	and	2013
Principal
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 15,	LLC (2004–present).
Age: 34		2005

Robert M. Slotky(2)	Vice	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Fund Services, LLC (2001–present).
Milwaukee, WI 53202	Chief	January 26,
Age: 66	Compliance	2011
Officer and
Anti-Money
Laundering
Officer

Anita M. Zagrodnik(2)	Chief	Indefinite Term;	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Compliance	Effective	Fund Services, LLC, (January
Milwaukee, WI 53202	Officer, Vice	July 1, 2014	2014–present); Senior Vice President,
Age: 54	President and		Ariel Investments, LLC, (2010–2013);
	Anti-Money		Vice President, Ariel Investments, LLC,
	Laundering		(2003–2010).
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21,	(2008–present).
Age: 32		2011

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

(2)	Effective July 1, 2014, Anita M. Zagrodnik will replace Robert M. Slotky as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer of the Trust.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2014 was as follows:

M.D. Sass Equity Income Plus Fund	100%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

1-3 Year Duration U.S. Agency Bond Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2014(1)	FYE 5/31/2013(2)
Audit Fees	$30,000	$15,000
Audit-Related Fees	$0	$0
Tax Fees	$6,500	$3,000
All Other Fees	$0	$0

(1)	Cost related to M.D. Sass Equity Income Plus Fund and M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund.
(2)	Cost related to M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2014	FYE 5/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2014	FYE 5/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics if files herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2014

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    August 5, 2014

* Print the name and title of each signing officer under his or her signature.